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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                           -----------------------

                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                           -----------------------


                                Date of Report
                              (Date of earliest
                     event reported):  September 24, 1997


                         United States Leather, Inc.
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Wisconsin                  33-64142                      13-3503310
     ---------------           ----------------             ------------------
     (State or other           (Commission File                (IRS Employer
     jurisdiction of                Number)                 Identification No.)
     incorporation)


             1403 West Bruce Street, Milwaukee, Wisconsin 53204
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        (Address of principal executive offices, including zip code)


                               (414) 383-6030
                       -------------------------------
                       (Registrant's telephone number)



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Item 5.  Other Events.

          On September 24, 1997, United States Leather, Inc. (the "Company") held a meeting of the holders of the Company's 10 1/4% Senior Notes due 2003 (the "Notes"). At such meeting, the Company announced that it has recommended a process to deleverage its balance sheet. Additionally, the Company's management presented an overview of the leather tanning business, conducted a plant tour and provided a business update. The Company also announced that it had reached an agreement with its bankers to waive and amend certain financial covenants provided for in the Company's revolving credit facility. A copy of the Company's press release dated September 24, 1997, and a copy of certain materials presented to holders of the Notes at the meeting are included as exhibits to this filing.




Item 7.  Financial Statements and Exhibits.

         (b)  Exhibits.

         The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.



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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     UNITED STATES LEATHER, INC.



Date:  September 24, 1997            By:   /s/ Kinzie L. Weimer
                                         ---------------------------------------
                                          Kinzie L. Weimer
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Secretary



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                         UNITED STATES LEATHER, INC.

                          EXHIBIT INDEX TO FORM 8-K
                          Dated September 24, 1997


Exhibit
  No.                                   Description
-------                                 -----------
(99.1)           Press Release of United States Leather, Inc. dated
                 September 24, 1997.

(99.2)           Materials presented to holders of the Company's 10 1/4% Senior
                 Notes due 2003 at the meeting held September 24, 1997.





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